BORROWINGS	12 Months Ended
Dec. 31, 2013
BORROWINGS
BORROWINGS

NOTE 9 — BORROWINGS

Borrowings consist of the following at December 31 (dollars in thousands):

	2013	2012

Federal Home Loan Bank fixed rate advances at December 31, 2013 with a weighted average rate of 1.82% maturing in 2014, 2016 and 2018	$35,000	$35,000
Line of Credit	2,000	—
USDA Rural Development, fixed-rate note payable, maturing August 24, 2024 interest payable at 1%	852	925

	$37,852	$35,925

The Federal Home Loan Bank borrowings are collateralized at December 31, 2013 by the following:  a collateral agreement on the Corporation’s one to four family residential real estate loans with a book value of approximately $43.454 million; mortgage related and municipal securities with an amortized cost and estimated fair value of $4.610 million and $4.755       million, respectively; and Federal Home Loan Bank stock owned by the Bank totaling $3.060 million.  Prepayment of the advances is subject to the provisions and conditions of the credit policy of the Federal Home Loan Bank of Indianapolis in effect as of December 31, 2013.

The USDA Rural Development borrowing is collateralized by loans totaling $.128million originated and held by the Corporation’s wholly owned subsidiary, First Rural Relending and an assignment of a demand deposit account in the amount of $.790 million, and guaranteed by the Corporation.

The line of credit (“LOC”) was established with a correspondent bank and bears interest at 90-day LIBOR plus 2.75%, with a floor rate of 4.00%.  The LOC has an initial term of two years, with all outstanding balances on the LOC converted to a term note on the one-year anniversary date, March 22, 2014.

Maturities and principal payments of borrowings outstanding at December 31, 2013 are as follows (dollars in thousands):

2014	$12,074
2015	74
2016	15,075
2017	76
2018	10,077
Thereafter	476

Total	$37,852